                                                                   EXHIBIT 10.6






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                          SIXTH SUPPLEMENTAL INDENTURE

                                     BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

        THE BANK OF NEW YORK (SUCCESSOR TO COMMERCE UNION BANK), TRUSTEE



                            DATED AS OF JULY 1, 1997

                       SUPPLEMENTING INDENTURE DATED AS OF
                           AUGUST 1, 1979 BETWEEN THE
                   MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND
                                   THE TRUSTEE





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                                TABLE OF CONTENTS

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                                                             ARTICLE I

                                                            DEFINITIONS

SECTION 1.1.   Definitions......................................................................................  2
SECTION 1.2.   General Terms....................................................................................  3



                                                            ARTICLE II

                                                         SERIES 1997 BONDS

SECTION 2.1.   Details Thereof..................................................................................  3
SECTION 2.2.   Book-Entry; Replacement Bonds....................................................................  4
SECTION 2.3.   Provisions for Redemption of Series 1997 Bonds...................................................  5
SECTION 2.4.   Execution and Form of Series 1997 Bonds..........................................................  6
SECTION 2.5.   Term Bond Principal Installments for Series 1997 Bonds...........................................  8



                                                            ARTICLE III

                                    RESERVE ACCOUNT REQUIREMENT; DELIVERY OF SERIES 1997 BONDS;
                                             APPLICATION OF SERIES 1997 BOND PROCEEDS

SECTION 3.1.   Reserve Account Requirement......................................................................  8
SECTION 3.2.   Delivery of Series 1997 Bonds; Conditions Precedent..............................................  8
SECTION 3.3.   Application of Proceeds of Sale of the Series 1997 Bonds; Transfer of  Funds.....................  8
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                                       (i)


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                                                            ARTICLE IV

                                              AUTHORITY; FINDINGS AND DETERMINATIONS


SECTION 4.1.   Authority.....................................................................................  9
SECTION 4.2.   Series 1997 Bonds to Constitute Bonds.........................................................  9
SECTION 4.3.   Findings and Determinations...................................................................  9
SECTION 4.4.   Additional Findings and Determinations........................................................ 10
SECTION 4.5.   Additional Findings as to the Initial Lease................................................... 10



                                                             ARTICLE V

                                                           MISCELLANEOUS


SECTION 5.1.   Headings, Table of Contents................................................................... 10
SECTION 5.2.   Law and Place of Enforcement.................................................................. 11
SECTION 5.3.   Effective Date................................................................................ 11
SECTION 5.4.   Reference to Sixth Supplemental Indenture..................................................... 11
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                                      (ii)

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                          SIXTH SUPPLEMENTAL INDENTURE



         SIXTH SUPPLEMENTAL INDENTURE, dated as of the first day of July 1997, between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (the "Authority") and THE BANK OF NEW YORK, as successor to Commerce Union Bank (the "Trustee").

         WHEREAS, the Authority has executed and delivered to the Trustee an Indenture dated as of August 1, 1979 (said Indenture, as originally adopted and, unless the context shall clearly indicate otherwise, as supplemented, modified or amended from time to time by any Supplemental Indenture permitted thereby, being defined in said Indenture and referred to herein as the "Indenture") to secure, as provided therein, Special Facilities Revenue Bonds (Federal Express Corporation) of the Authority (in the Indenture and herein called the "Bonds") to be issued in one or more series as provided in the Indenture;

         WHEREAS, pursuant to the Indenture there have been executed, authenticated and delivered six series of Bonds known as the Authority's Special Facilities Revenue Bonds, Series 1979, Series 1982A, Series 1982B, Series 1982C, Series 1984 (Federal Express Corporation) and Refunding Series 1992; and

         WHEREAS, the Authority has executed and delivered to the Trustee five Supplemental Indentures (collectively, the "Supplemental Indentures") dated as of March 13, 1980, May 1, 1982, November 1, 1982, December 1, 1984 and July 1, 1992 amending and supplementing the Indenture;

         WHEREAS, Federal Express Corporation, as lessee under the Initial Lease has, pursuant to Section 7.6 of the Initial Lease, requested that the Authority issue a series of Refunding Bonds in the aggregate principal amount of twenty million one hundred five thousand dollars ($20,105,000) in accordance with Sections 2.07 and 2.08 of the Indenture in order to refund the Authority's Special Facilities Revenue Bonds, Series 1982B (Federal Express Corporation), outstanding in the aggregate principal amount of twenty-one million seven hundred eighty thousand dollars ($21,780,000);

         WHEREAS, it is provided in the Indenture that without the consent or concurrence of the holder of any Bond, the Authority and the Trustee may enter into a Supplemental Indenture for the purpose of providing for the issuance of Refunding Bonds pursuant to the provisions of Article II of the Indenture;

         WHEREAS, the Board of Commissioners of the Authority at a meeting held on July 17, 1997 duly adopted a resolution approving, among other things, this Sixth Supplemental Indenture, and the Fifth Special Facility Supplemental Lease Agreement dated as of July 1, 1997, supplementing the Initial Lease, and authorizing the issuance, sale and delivery of a seventh series of Bonds to be known as the Memphis-Shelby County Airport Authority, Special Facilities

Revenue Bonds, Refunding Series 1997 (Federal Express Corporation) in the aggregate principal amount of twenty million one hundred five thousand dollars ($20,105,000) (the "Series 1997 Bonds"), which resolution has not been amended, modified or rescinded since the adoption thereof and remains in full force and effect as of the date hereof;

         WHEREAS, the Authority desires to provide for the issuance of the Series 1997 Bonds; and

         WHEREAS, all things necessary to make the Series 1997 Bonds to be issued under the Indenture, when executed by the Authority and authenticated and delivered under the Indenture, the valid special obligations of the Authority payable solely from Revenues, as defined in the Indenture, have been done and performed;

         NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

         That in order to provide for the issuance of the Series 1997 Bonds and in consideration of the premises and of the purchase and acceptance of the Series 1997 Bonds by the holders thereof, the Authority covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective bondholders from time to time, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Definitions. Unless the context shall clearly indicate some other meaning, all words and terms used in this Sixth Supplemental Indenture (including, without limitation, in the next paragraph hereof) which are defined in the Indenture shall have the meanings given to them in the Indenture.

         Unless the context shall clearly indicate some other meaning, the following terms shall, for all purposes of the Indenture as originally executed and of any indentures supplemental thereto (including for all purposes this Sixth Supplemental Indenture) and for all purposes of any opinion or instrument or other document therein or herein mentioned, have the following meanings:

         (a) "Escrow Trustee" means The Bank of New York, Atlanta, Georgia, or any successor thereto.

         (b) "Fifth Supplemental Lease" means that certain Fifth Special Facility Supplemental Lease Agreement dated as of July 1, 1997, by and between and the Authority and Federal Express Corporation, a Delaware corporation, supplementing the Special Facility Lease Agreement dated as of August 1, 1979, by and between the Authority and Federal Express

Corporation (herein and in the Indenture referred to as the "Initial Lease"), as the same has been and may be duly supplemented, modified or amended from time to time.

         (c) "1997 Refunding Trust Agreement" means the refunding trust agreement between the Authority and the Escrow Trustee, dated as of July 1, 1997.

         (d) "Refunded Bonds" means the outstanding twenty-one million seven hundred eighty thousand dollars ($21,780,000) principal amount of the Authority's Special Facilities Revenue Bonds, Series 1982B (Federal Express Corporation).

         (e) "Sixth Supplemental Indenture" means this sixth supplemental indenture.

         (f) "Series 1997 Bonds" means the bonds of the series authorized in
Section 2.1 hereof in the aggregate principal amount of twenty million one hundred five thousand dollars ($20,105,000) and designated Memphis-Shelby County Airport Authority, Special Facilities Revenue Bonds, Refunding Series 1997 (Federal Express Corporation), with such definition to be equally applicable to the singular and plural form of such term.

         SECTION 1.2. General Terms. Unless or except as the context shall indicate otherwise or may otherwise require, in this Sixth Supplemental
Indenture: (i) all references to a particular section or subdivision of the Indenture or of the Supplemental Indentures or this Sixth Supplemental Indenture, as the case may be, are to the corresponding section or subdivision of the Indenture as originally executed or the respective Supplemental Indenture or this Sixth Supplemental Indenture only, as the case may be; (ii) the terms "herein", "hereunder", "hereby", "hereto", "hereof", and any similar terms, refer to this Sixth Supplemental Indenture only, and as to this Sixth Supplemental Indenture as a whole and not to any particular section or subdivision hereof; (iii) the terms "therein", "thereunder", "thereby", "thereto", "thereof", and any similar terms, refer to the Indenture only, and to the Indenture as a whole and not to any particular section or subdivision thereof; and (iv) the term "heretofore" means before the time of effectiveness of this Sixth Supplemental Indenture and the term "hereafter" means after the time of such effectiveness.

                                   ARTICLE II

                                SERIES 1997 BONDS

         SECTION 2.1. Details Thereof. For the purpose of providing funds to refund the Refunded Bonds there are hereby authorized to be issued and shall be issued under the Indenture and secured thereby a series of Bonds in the aggregate principal amount of twenty million one hundred five thousand dollars ($20,105,000), to be entitled and designated "Memphis-Shelby County Airport Authority, Special Facilities Revenue Bonds, Refunding Series 1997 (Federal Express Corporation)" (herein defined as the "Series 1997 Bonds"). The Series 1997 Bonds shall be issued in fully registered form; shall be dated as of July 15, 1997; shall be in the denomination of $5,000 each or any integral multiple thereof; and shall be numbered or lettered, or both, as


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shall be determined by the Trustee, which numbers or letters shall have the letter "R" prefixed thereto. The Series 1997 Bonds shall bear interest at the rate of five and thirty-five hundredths per centum (5.35%) per annum, payable in accordance with Section 4.01 of the Indenture, on March 1, 1998 and semi-annually on the first day of each September and March thereafter. The Series 1997 Bonds shall mature and become payable on September 1, 2012.

         Principal of and premium, if any, on the Series 1997 Bonds shall be payable at maturity or upon earlier redemption upon surrender thereof at the principal office of the Trustee. The Trustee is hereby appointed as Paying Agent and Registrar for the Series 1997 Bonds. Interest on the Series 1997 Bonds shall be payable by check mailed to the holders thereof at their addresses as they appear, on the 15th day of the month preceding the respective interest payment date, in the books of registry kept pursuant to Section 6.06 of the Indenture by the Trustee as Paying Agent for the Series 1997 Bonds, provided that while the Series 1997 Bonds are in book-entry form payment shall be made by wire transfer as provided in Section 2.2 hereof.

         SECTION 2.2. Book-Entry; Replacement Bonds. The Series 1997 Bonds shall be issued only in fully registered form without coupons. One Series 1997 Bond will be issued to and registered in the name of Cede & Co., as nominee of The Depository Trust Company, New York, New York ("DTC"), as registered owner of the Series 1997 Bonds and such Bond shall be immobilized in the custody of DTC or the Trustee. DTC will act as securities depository for the Series 1997 Bonds. Individual purchases will be made in book-entry form only, in the principal amount of $5,000 or any integral multiple thereof. Purchasers will not receive physical delivery of certificates representing their interest in the Series 1997 Bonds purchased.

         Principal, premium, if any, and interest payments on the Series 1997 Bonds will be made by the Trustee by wire transfer to DTC or its nominee, Cede & Co., as registered owner of the Series 1997 Bonds, which will in turn remit such payments to the DTC participants for subsequent disbursal to the beneficial owners of the Series 1997 Bonds. Transfer of principal, premium, if any, and interest payments to DTC participants will be the responsibility of DTC. Transfers of such payments to beneficial owners of the Series 1997 Bonds by DTC participants will be the responsibility of such participants and other nominees of such beneficial owners. Transfers of ownership interests in the Series 1997 Bonds will be accomplished by book entries made by DTC and, in turn, by the DTC participants who act on behalf of the indirect participants of DTC and the beneficial owners of the Series 1997 Bonds.

         Neither the Authority, Federal Express Corporation or the Trustee will be responsible or liable for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC, its participants or persons acting through such participants or for transmitting payments to, communicating with, notifying, or otherwise dealing with any beneficial owner of the Series 1997 Bonds.

         The Authority shall issue certificates (the "Replacement Bonds") directly to the beneficial owners of the Series 1997 Bonds other than DTC, or its nominee, but only in the event that:



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



                  (a) DTC determines to discontinue providing its services with respect to the Series 1997 Bonds at any time by giving notice to the Authority and discharging its responsibilities; or

                  (b) the Authority discontinues use of DTC (or substitute depository or its successor) at any time upon determination by the Authority that the use of DTC (or substitute depository or its successor) is no longer in the best interests of the Authority and the beneficial owners of the Series 1997 Bonds.

Upon occurrence of the events described in either (a) or (b) above, the Authority shall attempt to locate another qualified securities depository. If the Authority fails to locate another qualified securities depository to replace DTC, the Authority shall execute and deliver Replacement Bonds in substantially the form set forth in the Indenture as supplemented by this Sixth Supplemental Indenture.

         Prior to the execution and delivery of Replacement Bonds, the Authority shall notify the beneficial owners of the Series 1997 Bonds by mailing an appropriate notice to DTC. Principal of and interest on the Replacement Bonds shall be payable by check or draft mailed to each owner of such Replacement Bonds at the address of such owner as it appears in the books of registry maintained on behalf of the Authority by the Trustee as Registrar. Replacement Bonds will be transferred only by presentation and surrender to the Trustee as Registrar, together with an assignment duly executed by the owner of the Replacement Bond or by his representative in form satisfactory to the Trustee as Registrar, and containing information required by the Trustee as Registrar, in order to effect such transfer.

         The Authority may make a charge sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to an exchange or transfer of a Series 1997 Bond, and may charge the person requesting such exchange or transfer a sum or sums which shall be paid as a condition precedent to the exercise of the privilege of making such exchange or transfer.

         SECTION 2.3. Provisions for Redemption of Series 1997 Bonds. The Series 1997 Bonds may be called for redemption in whole at any time from any source of moneys at a redemption price equal to the principal amount redeemed, together with accrued interest on such principal amount to the date fixed for redemption:
(i) if the Special Facility is destroyed in whole or is damaged by fire or other casualty to the extent that (A) such damage is not capable, in the reasonable estimation of the lessee under the Lease, of being repaired within 180 days from the date on which such fire or other casualty occurs or (B) the cost of such repair is reasonably estimated by such lessee to be equal to or greater than one-half of the principal amount of the Bonds Outstanding on the date on which such fire or other casualty occurs, or (ii) in the event of the taking of the whole or substantially the whole of the Special Facility as a result, or in anticipation, of the exercise of the right of condemnation or eminent domain or the taking of less than the whole or less than substantially the whole of the Special Facility as a result, or in anticipation, of the exercise of the right of condemnation or eminent domain if in either event, (A) the remaining portion of the Special Facility is not capable in such lessee's reasonable estimation of being reconstructed and reequipped so that the same will constitute a complete and functional unit suitable for the purposes for which it is intended within 180 days from the date upon which such taking occurs or (B) the cost of such reconstruction and reequipping is reasonably estimated by such lessee to be equal to or greater than one-half of the principal amount of the Bonds Outstanding on the date on which such taking occurs.

         The Series 1997 Bonds shall also be subject to redemption and shall be redeemed at any time in whole on the next practicable interest payment date at a redemption price equal to the principal amount redeemed plus accrued interest thereon to the date fixed for redemption, upon (i) a judgment or order of a court of competent jurisdiction which is final (either because the time for appeal thereof has expired or because the judgment or order is issued by the court having final appellate jurisdiction over the matter and is not subject to collateral attack), or (ii) determination of the Internal Revenue Service which is final (because the tax has been paid pursuant thereto and the time for filing a claim for refund for such tax has expired) to the effect that the interest paid or payable on any Series 1997 Bond in the case of the issuance of such judgment, order or determination with respect to Series 1997 Bonds to other than a substantial user of the Special Facility or a related person is or was includable in the gross income of the holder thereof for federal income tax purposes as a result of a failure by the lessee to observe or perform by it under the Lease any covenant or agreement to be observed or performed by it under the Lease or as a result of facts within control of the lessee which are contradictory to any representation or warranty made by the lessee under the Lease.

         In the event of the redemption of Series 1997 Bonds: (i) if less than all of the Series 1997 Bonds are to be redeemed, the Series 1997 Bonds of such maturity to be redeemed shall be selected as provided in Section 2.09 of the Indenture, and (ii) notice of such redemption shall be given, and such redemption shall have the effect as is provided in Section 2.09.

         SECTION 2.4. Execution and Form of Series 1997 Bonds. The Series 1997 Bonds shall be executed, sealed and authenticated as is provided in Section
10.02 of the Indenture, provided, however, that signatures of both the President and Secretary of the Authority may be facsimile signatures.

         The Series 1997 Bonds, the form of authentication to appear thereon and the form of assignment thereof, shall be in substantially the forms set forth in
Section 10.01 of the Indenture, with the following variations and omissions from and insertions in said forms as set forth in that section:

         (1) Such necessary or appropriate variations and omissions from and insertions in the form of fully registered bond set forth in Section 10.01 of the Indenture shall be made as are incidental to the Series 1997 Bonds, their series designation, date, numbers, denominations, aggregate principal amount, maturities, interest rate or rates, first interest payment date and redemption provisions.




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

                  (2) The second paragraph of the form of the fully registered Bond as set forth in Section 10.01 of the Indenture shall be changed to read as follows:

                           "This Bond is one of a series of Bonds of the
                  Authority aggregating twenty million one hundred five thousand dollars ($20,105,000) in principal amount. This Bond and the series of Bonds of which it is one are authorized to be issued and are issued under and in full compliance with the Constitution and statutes of the State of Tennessee, including particularly the Metropolitan Airport Authority Act, as amended, and the Local Government Public Obligations Act of 1986, as amended, and under and pursuant to the Indenture dated as of August 1, 1979, as amended and supplemented, and a Sixth Supplemental Indenture dated as of July 1, 1997, each between the Authority and The Bank of New York, New York, New York, as successor to Commerce Union Bank, in Nashville, Tennessee, Trustee (herein the "Trustee") (the Indenture as amended and supplemented by the Sixth Supplemental Indenture and by all other indentures supplemental to the Indenture entered into prior to the Sixth Supplemental Indenture being hereinafter called the "Indenture") and resolutions duly adopted by the Board of Commissioners of the Authority."

                  (3) The following two sentences shall be added at the end of the third paragraph of the form of the fully registered Bond as set forth in Section 10.01 of the Indenture:

                           "The Indenture has been amended by the Second
                  Supplemental Indenture dated as of May 1, 1982 between the Authority and the Trustee with respect to the definition and the amount of the Reserve Account Requirement and the application of the moneys on deposit in the Bond Fund created under the Indenture to the credit of the Reserve Account therein, the definition of Leased Equipment, and the issuance of bonds, notes, certificates, warrants or other evidences of indebtedness for any purpose relating to the Special Facility hereinafter mentioned payable from the revenues derived by the Authority from said Special Facility subject and subordinate to the deposits and credits to be made to said Bond Fund. Such amendments will become effective on the earlier of the time when the Memphis-Shelby County Airport Authority Special Facilities Revenue Bonds, Series 1979 (Federal Express Corporation) heretofore issued under and pursuant to the Indenture are no longer Outstanding under the Indenture or the time when the holders of the requisite Outstanding principal amount of the aforesaid Series 1979 Bonds shall have consented in accordance with the provisions of the Indenture to such amendments. From and after the effective date of such amendments, no moneys shall be required to be held in the Bond Fund to the credit of the Reserve Account therein for the Bonds of the series of which this Bond is one."


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

                  (4) The words ", as amended and supplemented," shall be inserted after the date "August 1, 1979" in the first and third sentences of the fourth paragraph of the form of the fully registered bond as set forth in Section 10.01 of the Indenture.

                  (5) The words "Series 1979 Bond" appearing in the first sentence of the fifth paragraph of the form of the fully registered Bond as set forth in Section 10.01 of the Indenture, shall be changed to read: "Bond of the series of which this Bond is one".

                  (6) The second and third sentences of the fifth paragraph of the form of the fully registered Bond as set forth in Section 10.01 of the Indenture shall be deleted.

                  SECTION 2.5. Term Bond Principal Installments for Series
1997 Bonds. In order to provide for the retirement of Series 1997 Bonds (which Bonds are in the form customarily known as "term bonds") the Authority shall cause to be deposited in the Bond Fund from the Revenues, on or before September 1, 2012, the amount sufficient to retire the principal amount of such Bonds.


                                   ARTICLE III

           RESERVE ACCOUNT REQUIREMENT; DELIVERY OF SERIES 1997 BONDS;
                    APPLICATION OF SERIES 1997 BOND PROCEEDS

                  SECTION 3.1. Reserve Account Requirement. Since the amendments to the Indenture set forth in Sections 5.1 and 5.2 of the Second Supplemental Indenture are now effective, the Reserve Account Requirement with respect to the Series 1997 Bonds is hereby determined to be zero.

                  SECTION 3.2. Delivery of Series 1997 Bonds; Conditions Precedent. The Series 1997 Bonds shall be executed and deposited with the Trustee for authentication, but before the Trustee shall deliver the Series 1997 Bonds there shall be filed with the Trustee the following:

                  (1) a certified copy of this Sixth Supplemental Indenture; and

                  (2) an Opinion of Counsel as required by subparagraph 3, clause (iv), of Section 2.08 of the Indenture.

         When the documents mentioned in clauses (1) and (2) of this Section 3.2 shall have been filed with the Trustee, and when the Series 1997 Bonds shall have been executed and authenticated as required by the Indenture, the Trustee shall deliver the Series 1997 Bonds at one time to or upon the order of the purchasers thereof, but only upon the payment to the Trustee of the purchase price of the Series 1997 Bonds.



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

         SECTION 3.3. Application of Proceeds of Sale of the Series 1997 Bonds; Transfer of Funds. The Series 1997 Bonds shall be sold to the initial purchasers thereof on the terms and conditions set forth in the resolution of the Board of Commissioners of the Authority authorizing the issuance, sale and delivery of the Series 1997 Bonds. The proceeds of the sale of the Series 1997 Bonds (exclusive of accrued interest received on the Series 1997 Bonds from their date to the date of delivery of and payment for the Series 1997 Bonds and exclusive of any proceeds of the Series 1997 Bonds to be applied to the costs of issuance of the Series 1997 Bonds) shall be deposited in the Authority's Special Facilities Revenue Bonds, Refunding Series of 1997 (Federal Express Corporation), Refunding Trust Fund (the "Trust Fund"), created by the 1997 Refunding Trust Agreement and held by the Escrow Trustee. There shall also be deposited in the Trust Fund from moneys held in the Reserve Account in the Bond Fund an amount, sufficient, together with proceeds of the Series 1997 Bonds and investment earnings on such proceeds, to pay principal of and redemption premium on the Refunded Bonds on September 1, 1997 and interest on the Refunded Bonds due on September 1, 1997. Such proceeds and other moneys shall be invested as provided in the 1997 Refunding Trust Agreement in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America, maturing at such times as will insure the availability of sufficient moneys to pay the principal of, premium on, and interest on, the Refunded Bonds as the same becomes due. Accrued interest received on the Series 1997 Bonds from their date to the date of delivery of and payment for the Series 1997 Bonds shall be deposited into the Bond Fund to be applied to the payment of interest on the Series 1997 Bonds on March 1, 1998.




                                   ARTICLE IV

                     AUTHORITY; FINDINGS AND DETERMINATIONS


         SECTION 4.1. Authority. This Sixth Supplemental Indenture: (i) supplements and amends the Indenture; (ii) is hereby found, determined and declared to constitute and to be a "Supplemental Indenture" within the meaning of the quoted words as defined in and used in the Indenture; and (iii) has been authorized pursuant to and under the authority of the Indenture.

         SECTION 4.2. Series 1997 Bonds to Constitute Bonds. The Series 1997 Bonds shall constitute and be "Bonds" as defined and used in the Indenture. The Series 1997 Bonds shall: (i) be issued under Sections 2.07 and 2.08 of the Indenture; (ii) shall be entitled to the benefits, security and protection of the Indenture, equally and ratably with one another and with any other Bonds heretofore or hereafter issued thereunder; (iii) shall be payable as provided in the Indenture solely from the Revenues and other moneys specified in the Indenture on a parity with one another and with all Bonds heretofore or hereafter issued under the Indenture; and (iv) shall be equally and ratably secured under the Indenture with one another and with all Bonds heretofore or hereafter issued thereunder, without priority by reason of series, number, date of adoption of the Supplemental Indenture providing for the issuance thereof, date of Bonds, date of sale, date of execution, date of authentication, date of issuance, date of delivery, or otherwise, by the liens, pledges, charges and assignments created by the Indenture.

                  SECTION 4.3. Findings and Determinations. The Authority hereby finds and determines the following:

                  (1) the Series 1997 Bonds shall be secured by and payable solely from the rentals for that Special Facility from which the Refunded Bonds were payable;

                  (2) issuance of the Series 1997 Bonds will not decrease the rental, if any, for the Special Facility payable pursuant to subparagraph 3 of the first paragraph of Section 10.1 of Resolution No. 88-3227 adopted January 29, 1988 by the Board of Commissioners of the Authority;

                  (3) the Special Facility Lease for the Special Facility during the life of the Series 1997 Bonds shall comply with subparagraphs 2, 3 and 4 of the first paragraph of Section 10.1 of Resolution No. 88-3227;

                  (4) the Series 1997 Bonds shall mature within the useful life of the Special Facility (estimated by the Authority as 18.14 years) and within the term of the Lease as amended and supplemented, including the Fifth Supplemental Lease entered into in connection with the issuance of the Series 1997 Bonds; and

                  (5) the provisions of paragraph (A) and (B) of Section 10.1 of Resolution No. 88-3227 shall be complied with with respect to the Series 1997 Bonds.

                  SECTION 4.4. Additional Findings and Determinations. The Authority further finds and determines: (i) the Indenture has not been amended or supplemented since the execution and delivery thereof other than by the Supplemental Indentures; (ii) there does not exist an Event of Default as defined in Section 9.01 of the Indenture, nor does there exist any condition which, after the passage of time, would constitute such an "Event of Default"; and (iii) at the time of issuance of the Series 1997 Bonds all payments of principal of and premium, if any, and interest on any Bonds that have become due have been paid and no deficiencies exist in the Bond Fund.

                  SECTION 4.5. Additional Findings as to the Initial Lease. The Authority further finds and determines: (i) the Initial Lease and the Guaranty dated as of August 1, 1979 from Federal Express Corporation to the Trustee have not terminated and are each in full force and effect; (ii) the Initial Lease has been amended in such manner that the current term thereof shall be for a period extending at least to the final maturity date of all Bonds to be Outstanding upon the issuance of the Series 1997 Bonds; and (iii) the Initial Lease and the supplemental leases thereto contain provisions including in the rentals payable under subparagraphs (b) and (c) of Section 3.3 of the Lease and Section 3 of the Fifth Supplemental Lease amounts at least equal to the principal of and premium (if any) and interest on all Bonds to be Outstanding upon the issuance of the Series 1997 Bonds.


                                    ARTICLE V

                                  MISCELLANEOUS


                  SECTION 5.1. Headings, Table of Contents. The headings or titles of the several articles and sections hereof, and any table of contents appended hereto or to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction, interpretation or effect of this Sixth Supplemental Indenture.

                  SECTION 5.2. Law and Place of Enforcement. This Sixth Supplemental Indenture shall be construed and interpreted in accordance with the laws of the State of Tennessee. All suits and actions against the Authority arising under this Sixth Supplemental Indenture shall be instituted in a court of competent jurisdiction in said State.

                  SECTION 5.3. Effective Date. This Sixth Supplemental Indenture shall become effective upon the occurrence of the last of the following events:
(i) the execution and delivery hereof pursuant to Section 8.01 of the Indenture and applicable law; and (ii) the delivery to the Trustee of a copy hereof, certified by the Authority, together with an Opinion of Counsel to the Authority to the effect required under Sections 2.08 and 8.03 of the Indenture.

                  SECTION 5.4. Reference to Sixth Supplemental Indenture. Notwithstanding the actual date of the effectiveness hereof, for convenience and purposes of reference this Sixth Supplemental Indenture shall be dated as of July 1, 1997 and may be cited and referred to as the "Sixth Supplemental Indenture dated as of July 1, 1997 between the Memphis-Shelby County Airport Authority and The Bank of New York, Trustee."

         IN WITNESS WHEREOF, the undersigned President of the Authority has hereunto set his hand, the Secretary of the Authority has attested such signature and caused the official seal of the Authority to be impressed hereon, and The Bank of New York, Trustee, has caused this Sixth Supplemental Indenture to be signed in its name and on its behalf by one of its Vice Presidents.

                                                 MEMPHIS-SHELBY COUNTY AIRPORT
                                                   AUTHORITY


                                                 By  /s/ LARRY D. COX
                                                    ---------------------------
                                                            President
(SEAL)

Attest:
 /s/ JERRY L. MCMICHAEL
---------------------------
         Secretary
                                                 THE BANK OF NEW YORK,
                                                   TRUSTEE


                                                 By  /s/ ROBERT MCINTYRE
                                                    ---------------------------
                                                           Vice President



Approved by the Board of Commissioners of the Memphis-Shelby County Airport Authority at its meeting held on July 17, 1997.

STATE OF TENNESSEE    )
                      )  ss:
COUNTY OF SHELBY      )


         On this 29 day of July, 1997, before me appeared Larry D. Cox, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the President of Memphis-Shelby County Airport Authority, and that the seal affixed to the foregoing instrument is the corporate seal of said Authority, and that said instrument was signed and sealed on behalf of said Authority, by authority of its Board of Commissioners and he acknowledged said instrument to be the free act and deed of said Authority.



                                               /s/ MARY JO JOHNSON
                                              -------------------------------
                                                         Notary Public

                                              My Commission Expires: 9/6/99

STATE OF NEW YORK     )

                      )  ss:
COUNTY OF NEW YORK    )


         On this 29 day of July, 1997, before me appeared Robert McIntyre, to me personally known, who, being by me duly sworn (or affirmed) did say that he is the Vice President of The Bank of New York, and that said instrument was signed and sealed on behalf of said Bank, by authority of its Board of Directors and he acknowledged said instrument to be the free act and deed of said Bank.



                                           /s/ JAMES FOLEY
                                          -------------------------------
                                                  Notary Public

                                          My Commission Expires: August 31, 1998


















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